CAPLEASE, INC.

Shares of 7.25% Series C Cumulative Redeemable Preferred Stock

UNDERWRITING AGREEMENT

January 17, 2013

MLV & CO. LLC

  as Representative of the several Underwriters

c/o MLV & Co. LLC

1251 Avenue of the Americas

41st Floor

New York, NY 10020

Dear Sirs:

CapLease, Inc., a Maryland corporation (the “Company”), confirms its agreement with each of the Underwriters listed on Schedule I hereto (collectively, the “Underwriters”), for whom MLV & Co. LLC is acting as Representative (in such capacity, the “Representative”), with respect to the sale by the Company, through the Underwriters, on a best efforts basis, of 850,000 shares (the “Shares”) of 7.25% Series C Cumulative Redeemable Preferred Stock (liquidation preference $25.00 per share), par value $0.01 per share, of the Company (the “Series C Preferred Stock”).

The Company understands that the Underwriters propose to make, on a best efforts basis, a public offering of the Shares as soon as the Underwriters deem advisable after this Underwriting Agreement (this “Agreement”) has been executed and delivered.

The Company has filed with the Securities and Exchange Commission (the “Commission”), a registration statement on Form S-3 (No. 333-171408), including a related prospectus, for the registration of securities, including the Shares, under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder (the “Securities Act Regulations”). The Company has prepared and filed such amendments to the registration statement and such amendments or supplements to the related prospectus as may have been required to the date hereof, and will file such additional amendments or supplements as may hereafter be required. The registration statement has been declared effective under the Securities Act by the Commission. The registration statement, as amended at the time it was declared effective by the Commission (and, if the Company files a post-effective amendment to such registration statement which becomes effective prior to the Closing Time (as defined below), such registration statement as so amended) and including all information deemed to be a part of the registration statement pursuant to incorporation by reference or Rule 430B of the Securities Act Regulations is hereinafter called the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the “Rule 462(b) Registration Statement,” and after such filing the term “Registration Statement” shall include the 462(b) Registration Statement. The term “Base Prospectus” means the prospectus dated February 14, 2011 included in the Registration Statement, including all information incorporated by reference therein. The term “Prospectus Supplement” means the prospectus supplement specifically relating to the Shares in the form first filed with the Commission pursuant to Rule 424 of the Securities Act Regulations, including all information incorporated by reference therein. The term “Prospectus” means the Base Prospectus together with the Prospectus Supplement. The term “Preliminary Prospectus” means any preliminary form of the Prospectus in the form filed with the Commission pursuant to Rule 424 of the Securities Act Regulations.

The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

The term “Disclosure Package” means (a) the Base Prospectus, the Preliminary Prospectus, as most recently amended or supplemented immediately prior to the Initial Sale Time (as defined herein), (b) the Issuer Free Writing Prospectuses (as defined below), if any, identified in Schedule IIA, (c) the information contained on Schedule IIB and (d) any other Free Writing Prospectus (as defined below) that the parties hereto shall hereafter expressly agree to treat as part of the Disclosure Package.

The term “Issuer Free Writing Prospectus” means any issuer free writing prospectus, as defined in Rule 433 of the Securities Act Regulations. The term “Free Writing Prospectus” means any free writing prospectus, as defined in Rule 405 of the Securities Act Regulations.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, the Disclosure Package, the Preliminary Prospectus or the Prospectus shall be deemed to mean and include all such financial statements and schedules and other information that is incorporated by reference in or otherwise deemed by Securities Act Regulations to be a part of or included in the Registration Statement, the Disclosure Package, the Preliminary Prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, the Disclosure Package, the Preliminary Prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the “Exchange Act”) that is incorporated by reference in or otherwise deemed by Securities Act Regulations to be a part of or included in the Registration Statement, the Disclosure Package, the Preliminary Prospectus or the Prospectus, as the case may be.

The Company and the Underwriters agree as follows:

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1.   Sale and Purchase:

(a)  Shares. Upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of $23.75, the Company agrees to issue and sell to the public through the Underwriters, acting as agents, and the Underwriters agree to offer and sell the Shares for the Company on a best efforts basis pursuant to this Agreement; provided, that notwithstanding anything to the contrary in this Agreement, the Company shall have no obligation to sell any Shares hereunder unless, upon issuance, the Shares shall have (i) at least 100 beneficial holders in the United States, (ii) at least 100,000 publicly held shares in the United States, and (iii) an aggregate market value of publicly-held shares of at least $2,000,000 in the United States, such that the Shares would be eligible for listing on the New York Stock Exchange. The Underwriters shall offer and sell the Shares on behalf of the Company, on a best efforts basis, to both retail and institutional investors upon the terms and conditions set forth herein. The Company recognizes that “best efforts” does not assure that the offering will be consummated. It is understood and agreed that each Underwriter shall not and is under no obligation to purchase any Shares for its own account and that this Agreement does not create any partnership, joint venture or other similar relationship between or among the Underwriters and the Company.

(b)  Subject to the provisions of this Agreement, as compensation for the services rendered, the Company shall cause to be paid to the Underwriters by wire transfer of immediately available funds to one or more accounts designated by the Representative, an aggregate amount equal to 3.15% of the gross proceeds received by the Company for the sale of the Shares. The Underwriters agree that the foregoing compensation, together with any expense reimbursements payable hereunder, constitutes all of the compensation that the Underwriters shall be entitled to receive in connection with the offering contemplated hereby.

(c)  The Underwriters may retain other brokers or dealers (each a “Selected Dealer”) who are members in good standing of the Financial Industry Regulatory Authority (“FINRA”) and duly registered as broker-dealers under the Exchange Act and under the laws of any states in which the offering contemplated hereby is conducted (except where such registration is not required by law) to assist them and to act as subagents on their behalf in connection with the offering, and may enter into agreements with such Selected Dealers for the offer and sale of the Shares adopting such provisions of this Agreement for the benefit of the Selected Dealers as the Underwriters deem appropriate; provided, however, that the Company will only be obligated to pay the Underwriters, in accordance with the terms of this Agreement, for services rendered hereunder and shall be under no obligation to make any payment of any kind to any such Selected Dealer.

(d)  Each Underwriter hereby (i) represents and warrants that it is a member in good standing of FINRA and is duly registered as a broker-dealer under the Exchange Act and under the laws of any states in which the offering contemplated hereby is conducted, and (ii) covenants and agrees that it shall comply with all applicable laws, rules and regulations in connection with the offering contemplated hereby, including without limitation, Rule 10b-9 and Rule 15c2-4 under the Exchange Act.

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2.   Payment and Delivery

(a)  Shares. The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representative may request upon at least 48 hours’ prior notice to the Company shall be delivered by or on behalf of the Company to the Representative, including, at the option of the Representative, through the facilities of The Depository Trust Company (“DTC”) for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified in writing to the Representative by the Company upon at least 48 hours’ prior notice. Upon request of the Representative, the Company will cause the certificates representing the Shares to be made available for checking and packaging at least 24 hours prior to the Closing Time with respect thereto at the office of MLV & Co. LLC, 1251 Avenue of the Americas, 41st Floor, New York, New York 10020, or at the office of DTC or its designated custodian, as the case may be (the “Designated Office”). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the fifth business day after the date hereof (unless another time and date shall be agreed to by the Representative and the Company). The time at which such payment and delivery are actually made is hereinafter sometimes called the “Closing Time.”

3.   Representations and Warranties of the Company: The Company represents and warrants to the Underwriters that:

(a)  the authorized, issued and outstanding shares of capital stock of the Company are as set forth in the Company’s Consolidated Balance Sheet included in the Form 10-Q for the quarterly period ended September 30, 2012 (except for subsequent issuances thereof, if any, contemplated by this Agreement or pursuant to the Company’s dividend reinvestment and stock purchase plan, “at the market offering” program and employee benefit plans referred to in the Disclosure Package and the Prospectus or as otherwise disclosed in the Disclosure Package and the Prospectus); the outstanding shares of stock or, as applicable, partnership, membership or other equity interests, of the Company and each of the subsidiaries of the Company (each, a “Subsidiary” and collectively, the “Subsidiaries”), have been duly authorized and validly issued and are fully paid and, with respect to shares of capital stock, limited partnership interests and membership interests, non-assessable (except to the extent such non-assessability may be affected by Section 17-607 of the Delaware Revised Uniform Limited Partnership Act or Section 18-607 of the Delaware Limited Liability Company Act), and, except as disclosed in the Disclosure Package and the Prospectus, all of the outstanding shares of capital stock or partnership, membership or other equity interests of the Subsidiaries are directly or indirectly owned of record and beneficially by the Company, free and clear of any pledge, lien, encumbrance, security interest or other claim and other than a pledge of the membership interest in the owner of the Cimarex property to Bank of Oklahoma, as part of the financing on such property, and, except as disclosed in the Disclosure Package and the Prospectus and as otherwise set forth below, there are no outstanding (i) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable or redeemable for any capital stock or other equity interests of the Company or any Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any Subsidiary any such capital stock or other equity interests or any such convertible or exchangeable securities or obligations (except for warrants, rights or options issued under incentive, benefit or share purchase plans of the Company referred to in the Disclosure Package and the Prospectus for officers, employees and others performing or providing similar services), or (iii) obligations of the Company or any Subsidiary to issue any shares of capital stock or other equity interests, any such convertible or exchangeable or redeemable securities or obligations, or any such warrants, rights or options;

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(b)  each of the Company and the Subsidiaries (all of which Subsidiaries are named on Schedule III, except for those Subsidiaries that, considered in the aggregate as a single subsidiary, do not constitute a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X promulgated by the Commission) has been duly incorporated or organized and is validly existing as a corporation, limited partnership, limited liability company or business or other trust, as applicable, in good standing (where applicable) under the laws of its respective jurisdiction of incorporation or organization with full corporate or other power and authority to own its respective assets and to conduct its respective businesses as described in the Disclosure Package and the Prospectus and, in the case of the Company, to execute and deliver this Agreement and to consummate the transactions contemplated herein;

(c)  each of the Company and the Subsidiaries is duly qualified and is in good standing in each jurisdiction in which the nature or conduct of its business requires such qualification and in which the failure, individually or in the aggregate, to be so qualified could reasonably be expected to have a material adverse effect on the assets, business, operations, earnings or financial condition of the Company and the Subsidiaries taken as a whole (a “Material Adverse Effect”); except as disclosed in the Disclosure Package and the Prospectus and except as could not reasonably be expected to have a Material Adverse Effect, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company or from making any other distribution with respect to such Subsidiary’s capital stock or other equity interests (other than customary restrictions on dividends or other distributions in the Company’s short-term borrowing facilities), or from repaying to the Company or any other Subsidiary any amounts that may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary (other than customary prepayment restrictions included in Subsidiary mortgage financing agreements);

(d)  the Company and the Subsidiaries are in compliance in all material respects with all applicable federal, state, local or foreign laws, regulations, rules, decrees, judgments and orders, including those relating to transactions with affiliates, except where any failures to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(e)  none of the Company and the Subsidiaries is in breach of or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach thereof, or default thereunder by the Company or the Subsidiaries) its respective organizational documents, or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or their respective properties is bound, except for such breaches or defaults that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect;

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(f)  the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein will not (i) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (A) any provision of the organizational documents of the Company or any Subsidiary, or (B) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective assets may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any Subsidiary, except in the case of this clause (B) for such conflicts, breaches or defaults that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; or (ii) result in the creation or imposition of any lien, charge, claim or encumbrance upon any asset of the Company or any Subsidiary that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

(g)  this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles (collectively, the “Exceptions”), and except to the extent that the indemnification and contribution provisions of Section 8 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof; articles supplementary to the Company’s charter establishing the terms of the Series C Preferred Stock and authorizing the proper number of Shares (the “Articles Supplementary”) will be, by the Closing Time, duly authorized, executed and filed by the Company with the Maryland State Department of Assessments and Taxation; the Company’s common stock, par value $0.01 per share (the “Common Stock”) issuable upon conversion of the Shares have been duly authorized and, when issued upon conversion of the Shares in accordance with the terms of the Articles Supplementary, will be validly issued, fully paid and non-assessable, and the issuance of such Common Stock upon such conversion will not be subject to the preemptive or other similar rights of any securityholder of the Company; the Board of Directors of the Company has duly and validly reserved such Common Stock for issuance upon conversion of the Shares; the Common Stock conforms to all statements relating thereto contained in the Registration Statement, the Disclosure Package and the Prospectus; the form of certificate used to evidence such Common Stock issuable upon conversion of the Shares will be in substantially the form incorporated by reference as an exhibit to the Registration Statement, and such form complies with all applicable statutory requirements and requirements of the Company’s charter and bylaws;

(h)  no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency or any other third party is required in connection with the Company’s execution, delivery and performance of this Agreement, its consummation of the transactions contemplated herein or the Company’s sale and delivery of the Shares, other than (i) such as have been obtained, or will have been obtained at the Closing Time under the Securities Act and the Exchange Act, (ii) such approvals as are expected to be obtained in connection with the approval of the listing of the Shares on the New York Stock Exchange, (iii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters, (iv) filings with and approvals by FINRA and (v) such approvals, authorizations, consents or orders or filings, the absence of which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect;

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(i)  each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct the business described in the Disclosure Package and the Prospectus, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; none of the Company and the Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries, the effect of which could reasonably be expected to result in a Material Adverse Effect; and no such license, authorization, consent or approval contains a materially burdensome restriction that is not adequately disclosed in the Disclosure Package and the Prospectus;

(j)  the Company and the transactions contemplated by this Agreement meet the requirements for the use of Form S-3 under the Securities Act; each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the Company’s knowledge, are threatened by the Commission, and, to the Company’s knowledge, the Company has complied with any request on the part of the Commission for additional information;

(k)  the Preliminary Prospectus when filed and the Registration Statement as of its initial effective date, the filing date of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, any subsequent effective date in connection with the Shares and as of the date hereof complied or will comply, and the Prospectus and any further amendments or supplements to the Registration Statement, the Preliminary Prospectus or the Prospectus filed in connection with the Shares will, when they become effective or are filed with the Commission, as the case may be, comply, in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

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(l)  the Registration Statement, as of its initial effective date, the filing date of the Company’s Annual Report on Form 10-K for year ended December 31, 2011 and as of the date hereof, did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Preliminary Prospectus does not, and the Prospectus or any amendment or supplement thereto will not, as of the applicable filing date, the date hereof and at the Closing Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Registration Statement, the Preliminary Prospectus or the Prospectus in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representative to the Company expressly for use therein (that information being limited to that described in Schedule IV);

(m)   the Company is not an Ineligible Issuer (as defined in Rule 405 of the Securities Act Regulations), without taking into account any determination by the Commission pursuant to such Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer; each document incorporated by reference in the Prospectus or the Disclosure Package, when it was filed with the Commission, conformed in all material respects to the requirements of the Securities Act and the Securities Act Regulations, or the Exchange Act and the rules and regulations promulgated under the Exchange Act (the “Exchange Act Regulations”), as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and, until the completion of the public offer and sale of the Shares, any further documents so filed and incorporated by reference in the Prospectus or the Disclosure Package or any further amendment or supplement thereto, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Securities Act and the Securities Act Regulations, or the Exchange Act and the Exchange Act Regulations, as applicable, and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(n)  as of 9:20 a.m. (Eastern time) on January 17, 2013 (the “Initial Sale Time”), the Disclosure Package did not, and at the Closing Time, the Disclosure Package will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; as of its issue date or date of first use and at all subsequent times through the Initial Sale Time, each Issuer Free Writing Prospectus did not, and at the Closing Time, each such Issuer Free Writing Prospectus will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Disclosure Package in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representative to the Company expressly for use therein (that information being limited to that described in the last sentence of Schedule IV);

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(o)  each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notifies the Representative in writing did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, including any document incorporated by reference therein that has not been superseded or modified;

(p)  the Company is eligible to use Free Writing Prospectuses in connection with this offering pursuant to Rules 164 and 433 of the Securities Act Regulations; any Free Writing Prospectus that the Company is required to file pursuant to Rule 433(d) of the Securities Act Regulations has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the Securities Act Regulations; and each Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act Regulations or that was prepared by or on behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

(q)  except for the Issuer Free Writing Prospectuses identified in Schedule IIA hereto, and any electronic road show relating to the public offering of the Shares contemplated herein, the Company has not prepared, used or referred to, and will not, without the prior consent of the Representative, prepare, use or refer to, any Free Writing Prospectus;

(r)  the Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectuses (to the extent any such Issuer Free Writing Prospectus was required to be filed with the Commission) delivered to the Underwriters for use in connection with the public offering of the Shares contemplated herein have been and will be identical to the versions of such documents transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System (“EDGAR”), except to the extent permitted by Regulation S-T;

(s)  the Company filed the Registration Statement with the Commission before using any Issuer Free Writing Prospectus (it being hereby acknowledged that, subject to the other representations, warranties and covenants in this Agreement, documents incorporated by reference may be filed after using any Issuer Free Writing Prospectus);

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(t)  the financial statements, including the related supporting schedules and notes, included in (or incorporated by reference into) the Disclosure Package and the Prospectus present fairly the consolidated financial position of the entities to which such financial statements relate (the “Covered Entities”) as of the dates indicated and the consolidated results of operations and changes in financial position and cash flows of the Covered Entities for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States and on a consistent basis during the periods involved (except as may be expressly stated in the related notes thereto) and in accordance with Regulation S-X promulgated by the Commission; the financial data in the Disclosure Package and the Prospectus fairly presents the information shown therein and has been compiled on a basis consistent with the financial statements included in the Disclosure Package and the Prospectus; no other financial statements or supporting schedules are required to be included in the Disclosure Package or the Prospectus; the unaudited pro forma financial information (including the related notes) included in the Disclosure Package and the Prospectus complies as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Regulations and the Exchange Act and Exchange Act Regulations, as applicable, and management of the Company believes that the assumptions underlying the pro forma adjustments are reasonable; such pro forma adjustments have been properly applied to the historical amounts in the compilation of the information; no other pro forma financial information is required to be included in the Disclosure Package or the Prospectus; the interactive data in eXtensible Business Reporting Language included in the Company's most recent Annual Report on Form 10-K has been prepared and furnished in all material respects in accordance with the Commission’s rules and guidelines;

(u)  McGladrey LLP, whose reports on the consolidated financial statements of the Company and the Subsidiaries and the Company’s predecessor are filed with the Commission as part of the Disclosure Package and the Prospectus or are incorporated by reference therein, were during the periods covered by their reports independent registered public accountants as required by the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations;

(v)  subsequent to the respective dates as of which information is given in the Disclosure Package and the Prospectus, and except as may be otherwise stated in the Disclosure Package and the Prospectus, there has not been (i) any Material Adverse Effect or any change or event that reasonably could be expected to have a Material Adverse Effect, whether or not arising in the ordinary course of business, (ii) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any of the Subsidiaries that reasonably could be expected to result in a Material Adverse Effect or (iii) except for regular quarterly dividends on the Company’s Common Stock, the Company’s 8.125% Series A Cumulative Redeemable Preferred Stock (liquidation preference $25.00 per share), par value $0.01 per share (the “Series A Preferred Stock”), and the Company’s 8.375% Series B Cumulative Redeemable Preferred Stock (liquidation preference $25.00 per share), par value $0.01 per share (the “Series B Preferred Stock”), described in the Disclosure Package and the Prospectus, any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock;

(w)   the Shares conform in all material respects to the description thereof contained in the Disclosure Package and the Prospectus, and such descriptions conform to the rights set forth in the Article Supplementary;

(x)  the Shares have been duly authorized and, when issued and duly delivered against payment therefor as contemplated by this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim created by or known to the Company, and the issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights arising by operation of law, under the organizational documents of the Company or under any agreement to which the Company or any Subsidiary is a party or otherwise;

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(y)  at or before the Closing Time, the Shares will have been registered under Section 12(b) of the Exchange Act;

(z)  all securities issued by the Company or any of the Subsidiaries prior to the date hereof have been issued and sold in compliance with (i) all applicable federal and state securities laws, and (ii) to the extent applicable to the issuing entity, the requirements of the New York Stock Exchange;

(aa)  the Company has not taken, and will not take, directly or indirectly, any action that is designed to or that has constituted or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(bb)  in connection with the offering of the Shares, the Company has not offered and will not offer its Series C Preferred Stock or any other securities convertible into or exchangeable or exercisable or redeemable for Series C Preferred Stock in a manner in violation of the Securities Act; and the Company has not distributed and will not distribute any offering material in connection with the offer and sale of the Shares except for the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus permitted by Section 3(q) and the Registration Statement;

(cc)  neither the Company nor any of its affiliates (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act, or the Exchange Act Regulations, or (ii) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article I of the Bylaws of FINRA) any member firm of FINRA;

(dd)  the Company has not relied upon the Representative or legal counsel for the Representative for any legal, tax or accounting advice in connection with the offering and sale of the Shares;

(ee)  there are no actions, suits, proceedings, inquiries or investigations pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries or any of their respective officers and directors or to which the assets of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency, that could reasonably be expected to result in a judgment, decree, award or order which would have a Material Adverse Effect;

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(ff)  the descriptions in the Disclosure Package and the Prospectus of the legal or governmental proceedings, contracts, leases and other legal documents therein described present fairly in all material respects the information required to be disclosed, and there are no legal or governmental proceedings, contracts, leases, or other documents of a character required to be described in the Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required; all agreements between the Company or any of the Subsidiaries and third parties expressly referenced in the Disclosure Package or the Prospectus are legal, valid and binding obligations of the Company or one or more of the Subsidiaries, enforceable in accordance with their respective terms, except to the extent enforceability may be limited by the Exceptions and, to the Company’s knowledge, no party is in breach or default under any such agreements that could reasonably be expected to have a Material Adverse Effect;

(gg)  the Company and the Subsidiaries own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively “Intangibles”) necessary to entitle the Company and the Subsidiaries to conduct their business as described in the Disclosure Package and the Prospectus, and none of the Company and the Subsidiaries has received notice of infringement of or conflict with (and the Company knows of no such infringement of or conflict with) asserted rights of others with respect to any Intangibles that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

(hh)  the Company and the Subsidiaries have established and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15 and 15d-15 of the Exchange Act Regulations); such disclosure controls and procedures are designed to ensure that material information relating to the Company and its Subsidiaries is made known to the Company's Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company and the Subsidiaries have established and maintain internal control over financial reporting (as such term is defined in Rule 13a-15 and 15d-15 of the Exchange Act Regulations); such internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including providing reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the financial statements; the Company's auditors and the audit committee of the board of directors have been advised of: (i) any significant deficiencies and material weaknesses in the design or operation of internal controls which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a material role in the Company’s internal controls; since the date of the most recent evaluation of such disclosure controls and procedures, there have been no changes in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;

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(ii)  each of the Company and the Subsidiaries has filed on a timely basis (including in accordance with any applicable extensions) all necessary federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof or have properly requested extensions thereof, and have paid all taxes shown as due thereon, and if due and payable, any related or similar assessment, fine or penalty levied against the Company or any of the Subsidiaries, except for any failure to file that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; no tax deficiency has been asserted against any such entity, and the Company does not know of any tax deficiency that is likely to be asserted against the Company or any of the Subsidiaries that, individually or in the aggregate, if determined adversely to any such entity, could reasonably be expected to have a Material Adverse Effect; all tax liabilities are adequately provided for on the respective books of the Company and the Subsidiaries;

(jj)  commencing with the taxable year ended December 31, 2004, the Company has been organized and operated in conformity with the requirements for qualification as a real estate investment trust (“REIT”) under the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (“Code”), and the current and proposed method of operation of the Company and the Subsidiaries as described in the Disclosure Package and the Prospectus will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code; the Company intends to continue to qualify as a REIT under the Code for all subsequent years, and the Company does not know of any event that could reasonably be expected to cause the Company to fail to qualify as a REIT under the Code at any time;

(kk)  the Company and the Subsidiaries maintain, and, to the Company’s knowledge, their borrowers maintain, insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for the business of the Company and the Subsidiaries;

(ll)  each of the Company and the Subsidiaries is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company or any of the Subsidiaries would have any material liability; none of the Company and the Subsidiaries has incurred or expects to incur material liability under (i) Title IV of ERISA with respect to the termination of, or withdrawal from, any “pension plan” (as defined in ERISA and subject to Title IV of ERISA) or (ii) Section 412 or 4971 of the Code; and each “pension plan” for which the Company or any of the Subsidiaries would have any material liability and that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, that would cause the loss of such qualification;

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(mm)  none of the Company and the Subsidiaries, or, to the Company’s knowledge, any officer or director purporting to act on behalf of the Company or any of the Subsidiaries has at any time (i) made any payment outside the ordinary course of business to any investment officer or loan broker or person charged with similar duties of any entity to which the Company or any of the Subsidiaries sells or from which the Company or any of the Subsidiaries buys loans or servicing arrangements for the purpose of influencing such agent, officer, broker or person to buy loans or servicing arrangements from or sell loans or servicing arrangements to the Company or any of the Subsidiaries, (ii) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds that have been and are reflected in the normally maintained books and records of the Company and the Subsidiaries; or (iii) made any other payment of funds of the Company or any of the Subsidiaries or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Disclosure Package or the Prospectus;

(nn)  except as otherwise disclosed in the Disclosure Package and the Prospectus, there are no outstanding loans or advances or guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the officers or directors of the Company or of any of the Subsidiaries or any of the members of the families of any of them; except as otherwise disclosed in the Disclosure Package and the Prospectus, no other relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of the Subsidiaries on the other hand, that is required by the Securities Act and the Securities Act Regulations to be described in the Disclosure Package or the Prospectus and that is not so described;

(oo)  except as disclosed in the Disclosure Package and the Prospectus or payable to the Representative or their affiliates, none of the Company and the Subsidiaries has incurred any liability for any finder’s fees or similar payments in connection with the transactions herein contemplated;

(pp)  none of the Company and the Subsidiaries is and, after giving effect to the offering and sale of the Shares, will be an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(qq)  any statistical and market-related data included in the Prospectus and the Disclosure Package are based on or derived from sources that the Company believes to be reliable and accurate;

(rr)  there are no persons with registration or other similar rights to have any equity or debt securities, including securities that are convertible into or exchangeable or redeemable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act except for those registration or similar rights that have been waived or that are inapplicable with respect to the offering contemplated by this Agreement;

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(ss)  except as disclosed in the Disclosure Package and the Prospectus: (i) the Company and the Subsidiaries have good title to (and are the sole legal, beneficial and equitable owner of) all loan assets and other personal property described in the Disclosure Package or the Prospectus or shown on the financial statements included in the Disclosure Package and the Prospectus, and own fee simple title to or have a valid leasehold interest or estate for years in, as applicable, all real property (other than real property not purported to be owned or leased by the Company or the Subsidiaries) described in the Disclosure Package or the Prospectus or shown on the financial statements included in the Disclosure Package and the Prospectus, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, encroachments, restrictions, mortgages and defects, except as do not materially and adversely affect the value of such property or interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and (ii) any real property improvements, equipment and personal property held under lease by the Company or any of the Subsidiaries are held under valid, existing and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such real property improvements, equipment and personal property by the Company or such Subsidiary;

(tt)  the Company or a Subsidiary has obtained, from a title insurance company licensed to issue such policy, a lender’s title insurance policy on any real property in respect of which the Company or any of the Subsidiaries has a loan in its portfolio as of the date hereof or the Closing Time secured thereby that insures the lien of its mortgage on the real property with coverage equal to the maximum aggregate principal amount of any indebtedness held by the Company or a Subsidiary and so secured by the real property; other than with respect to certain development properties which would not reasonably be expected to have a Material Adverse Effect, the Company or a Subsidiary has obtained, from a title insurance company licensed to issue such policy, an owner’s or leasehold title insurance policy on any real property owned in fee or leased, as the case may be, by the Company or any of the Subsidiaries as of the date hereof or the Closing Time that insures its fee simple title or leasehold interest with coverage in an amount at least equal to the amount generally deemed in the Company’s industry to be commercially reasonable in the market where the property is located;

(uu)  there are no real property interests or loans in respect of real property that any of the Company and the Subsidiaries directly or indirectly intends to acquire, lease, originate or underwrite or any contracts, letters of intent, term sheets, agreements, arrangements or understandings with respect to the direct or indirect acquisition, disposition, origination or underwriting by the Company or the Subsidiaries of interests in real property or loans in respect of real property that are required to be described in the Disclosure Package or the Prospectus and are not so described;

(vv)  except as set forth in the Disclosure Package and the Prospectus, the mortgages and deeds of trust encumbering any real property owned in fee or leased by the Company or a Subsidiary (i) are not convertible (in the absence of foreclosure) into an equity interest in such real property or in the Company or any Subsidiary, (ii) are not and will not be cross-defaulted to any indebtedness other than indebtedness of the Company or any of the Subsidiaries, and (iii) are not and will not be cross-collateralized to any property not owned by the Company or any of the Subsidiaries;

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(ww)  except as otherwise disclosed in the Disclosure Package and the Prospectus, (i) none of the Company and the Subsidiaries has at any time, handled, stored, treated, transported, manufactured, spilled, leaked, discharged, dumped, transferred or otherwise disposed of Hazardous Materials (as hereinafter defined) on, in, under, to or from any of the Real Property (as hereinafter defined), except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; (ii) the Company has not received any notice of any seepage, leak, discharge, release, emission, spill, or dumping of Hazardous Materials into waters on or adjacent to any of the Real Property, except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; (iii) none of the Company and the Subsidiaries has received any notice of any occurrence or circumstance that, with notice or passage of time or both, would give rise to a claim under or pursuant to any federal, state or local environmental statute, regulation or rule under common law, pertaining to Hazardous Materials on or originating from any of the Real Property or any assets described in the Disclosure Package or the Prospectus or arising out of the conduct of any of the Company and the Subsidiaries, including without limitation a claim under or pursuant to any Environmental Statute (as hereinafter defined), except for claims that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; (iv) none of the Real Property is included or, to the Company’s knowledge, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as hereinafter defined) by the United States Environmental Protection Agency or, to the Company’s knowledge, proposed for inclusion on any similar list or inventory issued pursuant to any other Environmental Statute or issued by any other governmental authority; and (v) in the operation of the Company’s and its predecessor’s businesses, the Company or its predecessor has acquired, before the acquisition or origination of any loan in respect of real property or the acquisition of any real property, an environmental assessment of the real property and, to the extent that any condition was revealed that could reasonably have been expected to result in material liability associated with the presence or release of a Hazardous Material, or any violation or potential violation of any Environmental Statute, the Company or its predecessor took, or required its borrower to take, all commercially reasonable action necessary or advisable (including any capital improvements) for clean-up, closure or other compliance with such Environmental Statute;

as used herein, “Real Property” means collectively any real property underlying any loan held by the Company or any of the Subsidiaries or any real property leased or owned by any of them;

as used herein, “Hazardous Material” means, without limitation, any flammable explosives, radioactive materials, hazardous substances, hazardous wastes, toxic substances, asbestos or any hazardous material as defined by any applicable federal, state or local environmental law, regulation or rule, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601-9675 (“CERCLA”), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Sections 1801-1819, the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Sections 6901-6992K, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Sections 11001-11050, the Toxic Substances Control Act, 15 U.S.C. Sections 2601-2671, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Sections 136-136y, the Clean Air Act, 42 U.S.C. Sections 7401-7642, the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. Sections 1251-1387, the Safe Drinking Water Act, 42 U.S.C. Sections 300f-300j-26, and the Occupational Safety and Health Act, 29 U.S.C. Sections 651-678, as any of the above statutes may be amended from time to time, and in the regulations promulgated pursuant to each of the foregoing (individually, an “Environmental Statute” and collectively the “Environmental Statutes”) or by any federal, state or local governmental authority having or claiming jurisdiction over the properties described in the Disclosure Package or the Prospectus;

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(xx)  to the Company’s knowledge, there are no costs or liabilities associated with any of the Real Property arising under any Environmental Statute (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with any Environmental Statute or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

(yy)  none of the entities that prepared Phase I or other environmental assessments with respect to the Real Property was employed for such purpose on a contingent basis or has any substantial profit or equity interest in the Company or any of the Subsidiaries, and none of their directors, officers or employees is connected with the Company or any of the Subsidiaries as a promoter, selling agent, trustee, officer, director, employee or significant shareholder;

(zz)  except as disclosed in the Disclosure Package and the Prospectus, (i) the Company does not know of any violation of any municipal, state or federal law, rule or regulation concerning the Real Property or any part thereof that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; (ii) to the Company’s knowledge, the Real Property complies with all applicable zoning laws, ordinances, regulations and deed restrictions or other covenants in all material respects and, if and to the extent there is a failure to comply, such failure does not materially impair the value of any of the Real Property and will not result in a forfeiture or reversion of title; (iii) the Company has not received any written notice of any condemnation of or zoning change affecting the Real Property or any part thereof, and the Company does not know of any such condemnation or zoning change that is threatened and that, in each case individually or in the aggregate, if consummated could reasonably be expected to have a Material Adverse Effect; (iv) to the Company’s knowledge, all improvements constituting a part of the Real Property are free of material structural defects and all building systems contained therein are in good working order in all material respects, subject to ordinary wear and tear, except as could not reasonably be expected to have Material Adverse Effect, (v) all liens, charges, encumbrances, claims, or restrictions on or affecting the assets of the Company or any of the Subsidiaries that are required to be described in the Disclosure Package or the Prospectus are disclosed therein; (vi) all leases of any of the Real Property constitute the legal, valid and binding agreements of each party thereto (subject to the Exceptions), to the Company’s knowledge no tenant under any of such leases is in default thereunder and there is no event that, but for the passage of time or the giving of notice or both would constitute a default thereunder, except for such defaults that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; (vii) all notes and other loan agreements, mortgages, assignments of leases and rents, subordination agreements and other security agreements in favor of the Company and the Subsidiaries with respect to any of the Real Property constitute the legal, valid and binding agreements of each party thereto (subject to the Exceptions), except for such failures to be legal, valid and binding that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, and to the Company’s knowledge no party to any such agreement is in default thereunder and there is no event that, but for the passage of time or the giving of notice or both would constitute a default thereunder, except for such defaults that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect and (viii) no tenant under any lease pursuant to which any of the Real Property is leased has an option or right of first refusal to purchase the premises leased thereunder or the building of which such premises are a part, except for such options or rights of first refusal that, individually or in the aggregate, if exercised, could not reasonably be expected to have a Material Adverse Effect;

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(aaa)        neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in the furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure and which are reasonable expected to continue to ensure, continued compliance therewith;

(bbb)        the operations of the Company are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

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(ccc)        neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or person acting on behalf of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds from the sale of the Shares, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC; and

(ddd)        any certificate signed by any officer of the Company delivered to the Representative or to counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

4.   Certain Covenants:

The Company hereby agrees with each Underwriter:

(a)  to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such jurisdictions (both domestic and foreign) as the Representative may designate and to maintain such qualifications in effect as long as requested by the Representative for the distribution of the Shares; provided that the Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation;

(b)  if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause such post-effective amendment to become effective as soon as possible;

(c)  to prepare the Prospectus in a form reasonably approved by the Underwriters and file such Prospectus with the Commission pursuant to Rule 424(b) not later than 10:00 a.m. (New York City time), on the second day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than 10:00 a.m. (New York City time) on the second day following the execution and delivery of this Agreement, or on such other day as the parties may mutually agree) to the Underwriters copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto) in such quantities and at such locations as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

(d)  during the time in which a prospectus relating to the Shares is required to be delivered under the Securities Act or the Securities Act Regulations (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act Regulations), to advise the Representative promptly and, if requested by the Representative, to confirm such advice in writing, when any post-effective amendment to the Registration Statement becomes effective under the Securities Act Regulations;

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(e)  to furnish a copy of each proposed Free Writing Prospectus to the Representative and counsel for the Underwriters and obtain the consent of the Representative prior to referring to, using or filing with the Commission any Free Writing Prospectus pursuant to Rule 433(d) of the Securities Act Regulations, other than the Issuer Free Writing Prospectuses, if any, identified in Schedule IIA;

(f)  to comply with the requirements of Rules 164 and 433 of the Securities Act Regulations applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission, legending and record keeping, as applicable;

(g)  during the time in which a prospectus relating to the Shares is required to be delivered under the Securities Act or the Securities Act Regulations (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act Regulations), to advise the Representative immediately, and, if requested by the Representative, confirming such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus or for additional information with respect thereto, or (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or cease-and-desist order in connection with the public offering of the Shares or of any order preventing or suspending the use of the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; and to advise the Representative promptly of any proposal to amend or supplement the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus and to file no such amendment or supplement to which the Representative shall reasonably object in writing (unless required to do so by law);

(h)  to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a prospectus relating to the Shares is required to be delivered under the Securities Act or the Securities Act Regulations (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act Regulations) that, in the judgment of the Company or in the reasonable opinion of the Representative or counsel for the Underwriters, (i) would require the making of any change in the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) as a result of which any Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, or (iii) if it is necessary to amend or supplement the Prospectus to comply with the Securities Act and the Securities Act Regulations and, during such time, to prepare and furnish promptly to the Underwriters copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish at the Company’s own expense to the Underwriters and to dealers, copies in such quantities and at such locations as the Representative may from time to time reasonably request of an appropriate amendment to the Registration Statement or supplement to the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package as so amended or supplemented will not, in the light of the circumstances when it (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act Regulations) is so delivered, be misleading, or, in the case of any Issuer Free Writing Prospectus, conflict with the information contained in the Registration Statement, or so that the Prospectus or the Disclosure Package will comply with the Securities Act and the Securities Act Regulations;

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(i)  during the time in which a prospectus relating to the Shares is required to be delivered under the Securities Act or the Securities Act Regulations (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act Regulations), to file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representative, be required by the Securities Act or requested by the Commission;

(j)  prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus, the Preliminary Prospectus or any Issuer Free Writing Prospectus relating to the Shares, to furnish for review a copy thereof to the Representative and counsel for the Underwriters and not to file any such proposed amendment or supplement to which the Representative reasonably object (unless required to do so by law);

(k)  to furnish promptly to the Representative, upon request, such number of conformed copies of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto relating to the Shares (including all exhibits filed therewith or incorporated by reference therein) as the Representative may reasonably request;

(l)  to furnish to the Representative, not less than one business day before filing with the Commission subsequent to the date of the Prospectus and during the period in which a prospectus relating to the Shares is required to be delivered under the Securities Act or the Securities Act Regulations (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act Regulations), a copy of any document proposed to be filed with the Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act and during such period to file all such documents in the manner and within the time periods required by the Exchange Act and the Exchange Act Regulations;

(m)  to apply the net proceeds of the sale of the Shares in accordance with its statements under the caption “Use of Proceeds” in the Disclosure Package and the Prospectus;

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(n)  to make generally available to its security holders as soon as practicable, but in any event not later than 45 days after the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement (or later than 90 days, if such fiscal quarter is the last fiscal quarter of the Company’s fiscal year) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act (in such form, at the option of the Company, as complies with Rule 158 under the Securities Act Regulations) covering a period of 12 months beginning after the effective date of the Registration Statement;

(o)  to use its commercially reasonable efforts to effect and maintain the listing of the Shares on the New York Stock Exchange;

(p)  to reserve and keep available at all times the maximum number of Common Stock issuable upon conversion of the Shares;

(q)  to engage and maintain, at its expense, a registrar and transfer agent for the Shares;

(r)  from the date of this Agreement through, and including, the 30th day after the Closing Time (the "Lock-Up Period"), not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any preferred securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, any such substantially similar securities without the prior written consent of the Representative, other than (i) the Shares and (ii) sales or offers in private placement transactions or in direct public placements to sellers relating to acquisition of real property or interests therein, including mortgage or leasehold interests, or in conjunction with any joint venture transaction, made to any seller of such real property or such joint venture interest;

(s)  not to, and to use its best efforts to cause its officers and directors not to, (i) take, directly or indirectly, prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company, except for compensation paid in connection with the repurchase by the Company of the Series A Preferred Stock;

(t)  to use its best efforts to meet the requirements to qualify as a REIT under the Code, unless it is determined by the Company’s board of directors to be in the best interest of the Company for the Company to no longer so qualify; and

(u)  to use its best efforts not to invest, or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as would require the Company or any of its Subsidiaries to register as an investment company under the Investment Company Act.

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5.   Payment of Expenses:

(a)  The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses and fees in connection with: (i) the preparation and filing of the Registration Statement, the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment); (ii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Shares to the Underwriters (other than transfer taxes on resales by the Underwriters); (iii) the qualification of the Shares for offering and sale under state laws that the Company and the Representative have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid, and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers; (iv) filing for review of the public offering of the Shares by FINRA; (v) the fees and expenses of any transfer agent or registrar for the Shares and miscellaneous expenses referred to in the Registration Statement; (vi) the fees and expenses incurred in connection with the inclusion of the Shares in the New York Stock Exchange; (vii) all costs and expenses incident to the travel and accommodation of employees of the Company in making road show presentations with respect to the offering of the Shares (including but not more than 50% of the expense of charter jet flights shared with representatives of the Underwriters); (viii) costs and expenses of any internet road show; (ix) preparing and distributing three copies of bound volumes of transaction documents for the Representative and their legal counsel; (x) the performance of the Company’s other obligations hereunder; provided that, except as provided in this Section 5 or in Section 8, the Underwriters shall pay their own costs and expenses.

(b)  If this Agreement shall be terminated by the Representative pursuant to clause (a) of Section 7, the Company will reimburse the Underwriters for all out-of-pocket expenses (such as printing, facsimile, courier service, direct computer expenses, accommodations and travel, including the fees and expenses of DLA Piper LLP (US)) reasonably incurred by such Underwriters in connection with this Agreement or the transactions contemplated herein, up to a maximum amount set forth on Schedule V.

6.   Conditions of the Underwriters’ Obligations:

The obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company hereunder on the date hereof and at the Closing Time the performance by the Company of its obligations hereunder and the satisfaction (or waiver by the Representative) of the following further conditions at the Closing Time:

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(a)  The Company shall furnish to the Representative at the Closing Time opinions of Hunton & Williams LLP, counsel for the Company and the Subsidiaries, addressed to the Representative and dated the Closing Time, as set forth on Schedule VI.

(b)  The Company shall furnish to the Representative at the Closing Time an opinion of the Company’s Vice President, General Counsel and Corporate Secretary, addressed to the Representative, dated the Closing Time and otherwise in form and substance satisfactory to DLA Piper LLP (US), counsel for the Underwriters, stating as set forth on Schedule VII.

(c)  The Company shall furnish to the Representative at the Closing Time opinions of Venable LLP, Maryland counsel for the Company and the Subsidiaries, addressed to the Representative and dated the Closing Time, as set forth on Schedule VIII.

(d)  [Intentionally omitted.]

Counsel may call attention to the fact that, in connection with the delivery of its opinion, counsel has not ordered or reviewed judgment, lien or any other searches of public or private records of the Company or its properties.

(e)  The Representative shall have received from McGladrey, LLP letters dated, as of the date of this Agreement and, the Closing Time, as the case may be, addressed to the Representative, in form and substance satisfactory to the Representative, relating to the financial statements, including pro forma financial statements, of the Company, and such other matters customarily covered by comfort letters issued in connection with registered public offerings.

(f)  The Representative shall have received at the Closing Time the favorable opinion of DLA Piper LLP (US), dated the Closing Time, addressed to the Representative and in form and substance satisfactory to the Representative.

(g)  No amendment or supplement to the Registration Statement, the Disclosure Package or the Prospectus shall have been filed to which the Underwriters shall have reasonably objected in writing.

(h)  Prior to the Closing Time (i) no stop order suspending the effectiveness of the Registration Statement or cease-and-desist order in connection with the public offering of the Shares or any order preventing or suspending the use of the Prospectus or any document in the Disclosure Package shall have been issued, and no proceedings for such purpose shall have been initiated or threatened, by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any of such purposes, shall have occurred; (ii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representative; and (iii) none of the Registration Statement, the Disclosure Package and the Prospectus shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

24

(i)  All filings with the Commission required by Rule 424 of the Securities Act Regulations to have been filed by the Closing Time shall have been made within the applicable time period prescribed for such filing by such rule (without reliance on Rule 424(b)(8) of the Securities Act Regulations).

(j)  FINRA shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(k)  [Intentionally omitted.]

(l)  The Representative shall have received at or before the Closing Time, a certificate of the Company’s Chief Executive Officer or Chief Financial Officer, in each case on behalf of the Company and not individually, to the effect that:

(i)          the representations and warranties of the Company in this Agreement that are not qualified by materiality or Material Adverse Effect are true and correct in all material respects and those representations and warranties of the Company in this Agreement that are qualified by materiality or Material Adverse Effect are true and correct in all respects, as if made on and as of such date, and the Company has complied with all the agreements in all material respects and all the conditions on its part to be performed or satisfied at or prior to the date of such certificate;

(ii)         no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and no proceedings for that purpose have been instituted or are pending or, to such officer’s knowledge, threatened under the Securities Act; and

(iii)        the Registration Statement, at its initial effective date, the filing date of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, and any subsequent effective date in connection with the Shares did not, the Disclosure Package, as of the Initial Sale Time and the date of such certificate, did not and does not, and the Prospectus, as of its date and the date of such certificate, did not and does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

25

7.   Termination:

If the Shares have not been sold on or prior to January 25, 2013, and if the Company shall not theretofore have consented (which consent may be given or withheld in the Company’s sole discretion) to extend such date, then this Agreement shall thereupon terminate. In addition, the obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representative, at any time prior to the Closing Time, (a) if any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (b) if there has been since the respective dates as of which information is given in the Registration Statement, any change or event that has had, or reasonably could be expected to have, a Material Adverse Effect, whether or not arising in the ordinary course of business, or (c) if a downgrading shall have occurred in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization,” as that term is defined by the Commission in Section 3(a)(62) of the Exchange Act, or such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities, or (d) if there has occurred any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic, political or other conditions, the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representative, impracticable to market the Shares or enforce contracts for the sale of the Shares, or (e) if trading in any securities of the Company has been suspended by the Commission or by the New York Stock Exchange, or if trading generally on the New York Stock Exchange has been suspended (including an automatic halt in trading pursuant to market-decline triggers, other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or by order of the Commission or any other governmental authority or (f) a general banking moratorium shall have been declared by any federal, Maryland or New York authorities, or (g) any major disruption of settlements of securities, payment, or clearance services in the United States or any other country where such securities are listed, or (h) any federal or state statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated that, in the reasonable opinion of the Representative, will have a Material Adverse Effect.

If the Representative elects to terminate this Agreement as provided in this Section 7, the Company and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile.

8.   Indemnity and Contribution by the Company and the Underwriters:

(a)  The Company agrees to indemnify, defend and hold harmless each Underwriter, its affiliates, and its and their officers, directors, employees, partners and members and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) that, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) any failure on the part of the Company to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus (the term Prospectus for the purpose of this Section 8 being deemed to include any preliminary prospectus, the Prospectus and any amendment or supplement thereto and any prospectus wrapper material), (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Issuer Free Writing Prospectus or the Prospectus, or (iii) any omission or alleged omission to state a material fact required to be stated in the Registration Statement, any Issuer Free Writing Prospectus or the Prospectus or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; except insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Underwriters through the Representative to the Company expressly for use in the Registration Statement, any Issuer Free Writing Prospectus or the Prospectus. The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company may otherwise have.

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If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such Underwriter shall promptly notify the Company in writing of the institution of such action, and the Company shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Company will not relieve the Company of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action, or the Company shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate firm of attorneys for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action).

(b)  Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company, the Company’s directors, the Company’s officers that signed the Registration Statement and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) that, jointly or severally, the Company or any such person may incur under the Securities Act, the Exchange Act or otherwise, but only insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by such Underwriter through the Representative to the Company expressly for use in the Registration Statement, any Issuer Free Writing Prospectus or the Prospectus, or (ii) any omission or alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement, any Issuer Free Writing Prospectus or the Prospectus or necessary to make such information, in the light of the circumstances under which made, not misleading; provided, however, that the statements identified in Schedule IV attached hereto constitute the only information furnished by or on behalf of any Underwriter through the Representative to the Company for purposes of this Section 8. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that such Underwriter may otherwise have.

27

If any action is brought against the Company or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company or such person shall promptly notify the Representative in writing of the institution of such action and the Representative, on behalf of the Underwriters, shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Representative will not relieve the Underwriters of any obligation hereunder, except to the extent that their ability to defend is actually impaired by such failure or delay. The Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by the Representative in connection with the defense of such action or the Representative shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them that are different from or additional to those available to the Underwriters (in which case the Representative shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Underwriters and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action).

(c)  The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify (to the extent provided in this Section 8) the indemnified party against any loss, expense, liability, damage or claim by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any indemnified party.

28

(d)  If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under subsections (a), (b) and (c) of this Section 8 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Underwriters from the offering of the Shares or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions that resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and by the Underwriters shall be deemed to be in the same proportion as the total proceeds from the sale of the Shares (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Company and of the Underwriters shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

(e)  The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in clause (i) and, if applicable clause (ii), of subsection (d) above. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 8 are several in proportion to their respective underwriting commitments and not joint. For purposes of this Section 8, each affiliate of an Underwriter, each officer, director, employee, partner, and member of an Underwriter or its affiliates and each person, if any, who controls any Underwriter within the meaning of the Section 15 of the Securities Act and Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

29

9.   Survival:

The indemnity and contribution agreements contained in Section 8 and the covenants, warranties and representations of the Company contained in Sections 3, 4 and 5 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter or its affiliates, or its or their officers, directors, employees, partners and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors and officers or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the sale and delivery of the Shares. The Company and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company’s officers and directors, in connection with the sale and delivery of the Shares, or in connection with the Registration Statement or Prospectus.

10.   Notices:

Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered to MLV & Co. LLC, 1251 Avenue of the Americas, 41st Floor, New York, New York 10020, Attention: Dean Colucci, or if to the Company shall be sufficient in all respects if delivered to the Company at the offices of the Company at 1065 Avenue of the Americas, New York, New York 10018, Attention: General Counsel.

11.   Governing Law; Headings:

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

30

12. Duties:

Nothing in this Agreement shall be deemed to create a partnership, joint venture or agency relationship between the parties.  The Underwriters undertake to perform such duties and obligations only as expressly set forth herein.  Such duties and obligations of the Underwriters with respect to the Shares shall be determined solely by the express provisions of this Agreement, and the Underwriters shall not be liable except for the performance of such duties and obligations with respect to the Shares as are specifically set forth in this Agreement.  The Company acknowledges and agrees that: (a) the sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (b) in connection with each transaction contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company or its affiliates, stockholders, creditors or employees or any other party; (c) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters); and (d) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and that the several Underwriters have no obligation to disclose any of such interests. The Company acknowledges that the Underwriters disclaim any implied duties (including any fiduciary duty), covenants or obligations arising from the Underwriters’ performance of the duties and obligations expressly set forth herein. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the several Underwriters with respect to any breach or alleged breach of agency or fiduciary duty.

13. Parties at Interest:

The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company and the controlling persons, directors and officers referred to in Sections 8 and 9 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

14. Counterparts and Facsimile Signatures:

This Agreement may be signed by the parties in counterparts, which together shall constitute one and the same agreement among the parties. A facsimile signature shall constitute an original signature for all purposes.

15. U.S.A. Patriot Act Notification:

The Company acknowledges that federal law, to help fight the funding of terrorism and money laundering activities, requires the Underwriters to obtain, verify and record vital information that identifies each person or entity that opens an account and/or enters into a business relationship with such financial institutions.

[Signature page follows.]

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If the foregoing correctly sets forth the understanding among the Company and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Company and the Underwriters.

Very truly yours,

CAPLEASE, INC.

By:	/s/ Paul McDowell
Name: Paul McDowell
Title: CEO

Accepted and agreed to as

of the date first above written:

MLV & CO. LLC

By:	/s/ Dean Colucci
Name: Dean Colucci
Title: President

For itself and as the Representative of the other

Underwriters named on Schedule I hereto.

SCHEDULE I

Underwriter

MLV & Co. LLC

JMP Securities LLC

SI-1

SCHEDULE IIA

Dated January 17, 2013

Filed Pursuant to Rule 433

Registration Statement No. 333-171408

Relating to Preliminary Prospectus Supplement

Dated January 16, 2013 to Prospectus Dated February 14, 2011

CAPLEASE, INC.

7.25% Series C Cumulative Redeemable Preferred Stock
(Liquidation Preference $25.00 per share)

FINAL PRICING TERMS

Issuer:	CapLease, Inc.

Title of Shares:	7.25% Series C Cumulative Redeemable Preferred Stock (the “Series C Preferred Stock”)

Sole Book-Runner:	MLV & Co. LLC

Lead Manager:	JMP Securities LLC

Number of Shares:	850,000 shares

Public Offering Price:	$23.75 per share

Yield:	7.6316%

Net Proceeds (before expenses) to Issuer:	$19,551,593.75

Maturity:	Perpetual (unless the Issuer decides to redeem the shares at its option or, under limited circumstances where the holders of the Series C Preferred Stock have a conversion right, such holders decide to convert the Series C Preferred Stock into the Issuer’s common stock)

Trade Date:	January 17, 2013

Settlement Date:	January 25, 2013 (T+5)

Dividend Rate:	7.25% per annum of the $25.00 per share liquidation preference (equivalent to approximately $1.8125 per annum per share)

Dividend Payment Dates:	Dividends on the Series C Preferred Stock will be payable quarterly in arrears on or about the 15th day of January, April, July and October of each year. The first dividend payment date for the Series C Preferred Stock sold in this offering will be April 15, 2013, and the dividend payable on that date will be in the amount of $0.4027778 per share. If any date on which dividends are first payable is not a business day, then the dividend is paid on the next succeeding business day, and no interest or additional dividends or other sums accrues as a result of any such delay. Dividends on the Series C Preferred Stock will accumulate whether or not the Issuer has earnings, whether or not there are funds legally available for the payment of such dividends and whether or not such dividends are declared.

SIIA-1

Liquidation Preference:	$25.00 per share of Series C Preferred Stock, plus an amount equal to accumulated and unpaid dividends, whether or not authorized or declared.

Optional Redemption:	The Issuer may not redeem the Series C Preferred Stock prior to January 25, 2018, except as described below under Special Optional Redemption and in limited circumstances relating to its continuing qualification as a REIT. At any time on and after January 25, 2018, the Issuer may, at its option, redeem the Series C Preferred Stock, in whole or from time to time in part, by paying $25.00 per share, plus any accumulated and unpaid dividends (whether or not authorized or declared) to, but not including, the date of redemption.

Special Optional Redemption:	Upon the occurrence of a Change of Control (as defined below under “Conversion Rights”), the Issuer may, at its option, redeem the Series C Preferred Stock, in whole or in part within 120 days after the first date on which such Change of Control occurred, by paying $25.00 per share, plus any accumulated and unpaid dividends (whether or not authorized or declared) to, but not including, the date of redemption. The Issuer refers to this redemption as a ‘‘special optional redemption.’’ If, prior to the Change of Control Conversion Date (as defined below), the Issuer exercises any of its redemption rights relating to the Series C Preferred Stock (whether its optional redemption right or its special optional redemption right), the holders of Series C Preferred Stock will not be permitted to exercise the conversion right described below in respect of their shares called for redemption.

Conversion Rights:	Upon the occurrence of a Change of Control, each holder of Series C Preferred Stock will have the right (unless, prior to the Change of Control Conversion Date, the Issuer has provided or provides notice of its election to redeem the Series C Preferred Stock) to convert some or all of the Series C Preferred Stock held by such holder on the Change of Control Conversion Date into a number of shares of the Issuer’s common stock (or equivalent value of alternative consideration) per share of Series C Preferred Stock to be converted equal to the lesser of:

• the quotient obtained by dividing (1) the sum of the $25.00 liquidation preference plus the amount of any accumulated and unpaid dividends to, but not including, the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a record date for a Series C Preferred Stock dividend payment and prior to the corresponding Series C Preferred Stock dividend payment date, in which case no additional amount for such accumulated and unpaid dividends will be included in this sum) by (2) the Common Stock Price (as defined below); and

SIIA-2

• 8.9127 (referred to as the “Share Cap”), subject to adjustments;

subject, in each case, to provisions for the receipt of alternative consideration as described in the prospectus supplement.

The Share Cap is subject to pro rata adjustments for any share splits (including those effected pursuant to a distribution of shares of the Issuer’s common stock), subdivisions or combinations (in each case, a ‘‘Stock Split’’) with respect to the Issuer’s common stock as follows: the adjusted Share Cap as the result of a Stock Split will be the number of shares of the Issuer’s common stock that is equivalent to the product obtained by multiplying (1) the Share Cap in effect immediately prior to such Stock Split by (2) a fraction, the numerator of which is the number of shares of the Issuer’s common stock outstanding after giving effect to such Stock Split and the denominator of which is the number of shares of the Issuer’s common stock outstanding immediately prior to such Stock Split.

For the avoidance of doubt, subject to the immediately succeeding sentence, the aggregate number of shares of the Issuer’s common stock (or equivalent Alternative Conversion Consideration (as defined in the preliminary prospectus supplement), as applicable) issuable in connection with the exercise of the Change of Control Conversion Right and in respect of the Series C Preferred Stock initially offered hereby will not exceed 7,575,795 shares of common stock (or equivalent Alternative Conversion Consideration, as applicable) (the ‘‘Exchange Cap’’). The Exchange Cap is subject to pro rata adjustments for any Stock Splits on the same basis as the corresponding adjustment to the Share Cap and is subject to increase in the event that additional shares of Series C Preferred Stock are issued in the future.

A “Change of Control” will be deemed to have occurred at such time after the original issuance of the Series C Preferred Stock when the following has occurred and is continuing:

SIIA-3

• the acquisition by any person, including any syndicate or group deemed to be a ‘‘person’’ under Section 13(d)(3) of the Exchange Act, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of the Issuer entitling that person to exercise more than 50% of the total voting power of all shares of the Issuer entitled to vote generally in elections of directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

• following the closing of any transaction referred to in the bullet point above, neither the Issuer nor the acquiring or surviving entity has a class of common securities (or ADRs representing such securities) listed on the New York Stock Exchange (the “NYSE”), the NYSE MKT (the “NYSE MKT”) or the NASDAQ Stock Market (“NASDAQ”) or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE MKT or NASDAQ.

The ‘‘Change of Control Conversion Date’’ is the date the Series C Preferred Stock is to be converted, which will be a business day that is no less than 20 days nor more than 35 days after the date on which the Issuer provides the notice described above to the holders of Series C Preferred Stock.

The ‘‘Common Stock Price’’ will be: (1) the amount of cash consideration per share of common stock, if the consideration to be received in the Change of Control by the holders of the Issuer’s common stock is solely cash; and (2) the average of the closing prices for the Issuer’s common stock on the NYSE for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control, if the consideration to be received in the Change of Control by the holders of the Issuer’s common stock is other than solely cash.

Proposed Listing / Symbol:	NYSE / “LSEPrC”

CUSIP / ISIN:	140288 408/ US 1402884084

The Issuer has filed a registration statement, a prospectus dated February 14, 2011 and a preliminary prospectus supplement dated January 16, 2013 with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the registration statement, the prospectus and the related preliminary prospectus supplement and other documents the Issuer has filed with the SEC for more complete information about the Issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and preliminary prospectus supplement if you request it by calling MLV & Co. LLC at 1-212-542-5882.

SIIA-4

SCHEDULE IIB

Issuer:	CapLease, Inc.
Size:	$20,187,500
Initial Price to public:	$23.75 per share
Shares offered:	850,000 shares of Series C Preferred Stock
Trade Date:	January 17, 2013
Settlement Date:	January 25, 2013
CUSIP / ISIN:	140288 408/ US 1402884084
Sole Book-Runner:	MLV & Co. LLC

Lead Manager:	JMP Securities LLC

SIIB-1

SCHEDULE III

Caplease, LP*

CLF OP General Partner, LLC*

Caplease Services Corp.*

CLF Ridley Park Business Trust

CLF VA Ponce LLC*

CLF 1000 Milwaukee Avenue LLC*

CLF 555 N Daniels Way LLC*

CLF Bobs Randolph LLC*

KDC Busch Boulevard LLC*

Columbia Pike I, LLC*

CLF Parsippany LLC*

Caplease Credit LLC*

EVA LLC*

CapLease Investment Management LLC*

CA Portsmouth Investment Trust

CLF Herndon LLC*

CLF Aliso Viejo Business Trust

CLF Rapp Irving LP*

CLF Rapp Irving GP LLC*

CLF Tollway Plano LP*

CLF Tollway Plano GP LLC*

CLF DEA Birmingham LLC*

CLF FBI Birmingham LLC*

CLF EPA Kansas City LLC*

CLF SSA Austin LP*

CLF SSA Austin GP LLC*

KDC Norman Woods Business Trust

CLF 6116 GP LLC*

Capital Property Associates Limited Partnership

CLF Sylvan Way LLC*

CLF EPA Member LLC*

SIII-1

CLF Mercer Island LLC*

CLF Electric Road Roanoke LLC*

CLF McCullough Drive Charlotte LLC*

Caplease Statutory Trust I

CLF Red Lion Road Philadelphia Business Trust

CLF South Monaco Denver LLC*

CLF Greenway Drive Lawrence LLC*

CLF Noria Road Lawrence LLC*

CLF New Falls Business Trust

Caplease Debt Funding, LP*

CLF TW Milwaukee LLC*

CLF Wyoming Business Trust

CLF FBI Albany LLC*

CLF Fresno Business Trust

CLF Grassmere Nashville LLC*

CLF Arlington LP*

CLF Arlington GP LLC*

CLF JCI Florida LLC*

CLF Simi Valley Business Trust

CLF Yolo County Business Trust

CLF Fort Worth LP*

CLF Fort Worth GP LLC*

CLF Holding Company LLC*

CLF Real Estate LLC

Walters Connecticut Venture Trust

Prefco II, GP LLC

Prefco II Limited Partnership

SIII-2

Prefco Fifteen GP LLC

Prefco Fifteen Holdings Limited Partnership

Prefco Quinze LLC

Prefco Dix-Neuf LLC

Prefco Nineteen Limited Partnership

CLF Breinigsville Holding Company LLC

CLF Breinigsville Business Trust

CLF Landmark Omaha LLC*

CLF Dodge Omaha LLC*

CLF Fort Wayne LLC*

CLF Lathrop Business Trust

CapLease 2007-STL LLC*

CLF Cane Run Member, LLC*

CLF Cane Run Louisville LLC*

CLF Cooper Franklin LLC*

CLF 10777 Clay Road LLC*

CLF Cheyenne Tulsa, LLC*

CLF Cheyenne Tulsa Member, LLC*

CLF Elysian Fields LLC*

CLF Lakeside Richardson LLC*

CLF Sierra LLC*

CLF Park Ten Houston LLC*

CLF Pulco One LLC*

CLF Pulco Two LLC*

CLF Farinon San Antonio LLC*

* A “Designated Subsidiary” for purposes of Schedule VII.

SIII-3

SCHEDULE IV

The following information under the caption “Underwriting” in the Preliminary Prospectus and the Prospectus:

•	the statements in the first paragraph concerning the identity of the underwriting syndicate members and the number of shares to be sold, and

•	the statements in the fourth paragraph concerning the terms of the offering by the Underwriters (which paragraph concerns the initially proposed public offering price and underwriting commissions).

SIV-1

SCHEDULE V

Seventy-five thousand and no/100 dollars ($75,000)

SV-1

SCHEDULE VI

Hunton & Williams LLP
200 Park Avenue
New York, New York 10166-0005

Tel 212 • 309 • 1000
Fax 212 • 309 • 1100

January __, 2013	File No: 64142.8

MLV & Co. LLC

as Representative of the several Underwriters

c/o MLV & Co. LLC

1251 Avenue of the Americas

41st Floor

New York, NY 10020

CapLease, Inc.
Shares of 7.25% Series C Cumulative Redeemable Preferred Stock

Ladies and Gentlemen:

We have acted as special counsel to CapLease, Inc., a Maryland corporation (the “Company”), in connection with the issuance and sale by the Company to MLV & Co. LLC, as representative of the Underwriters (the “Underwriters”), pursuant to the Underwriting Agreement dated January __, 2013 (the “Underwriting Agreement”), between the Company and you of ________ shares (the “Underwritten Shares”) of 7.25% Series C Cumulative Redeemable Preferred Stock, $.01 par value per share, of the Company (the “Preferred Stock”).

This opinion is furnished to you at the request of the Company pursuant to Section 6(a) of the Underwriting Agreement. Capitalized terms used in this letter and not otherwise defined herein shall have the meanings ascribed to such terms in the Underwriting Agreement.

In connection with the foregoing, we have examined the following documents:

i.	the Company’s Registration Statement on Form S-3 (Registration No. 333-171408), as filed with the Securities and Exchange Commission (the “Commission”) (as amended at the time it became effective, the “Registration Statement”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”);

ii.	the preliminary prospectus supplement, dated January __, 2013, together with the related base prospectus dated February 14, 2011, as filed with the Commission on January __, 2013, pursuant to Rule 424(b) under the Securities Act;

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iii.	the free writing prospectus, dated January __, 2013, as filed with the Commission on January __, 2013, pursuant to Rule 433 under the Securities Act;

iv.	the prospectus supplement, dated January __, 2013, together with the related base prospectus dated February 14, 2011, as filed with the Commission on January __, 2013, pursuant to Rule 424(b) under the Securities Act (the “Prospectus”);

v.	the documents incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package;

vi.	an executed copy of the Underwriting Agreement;

vii.	the Articles of Amendment and Restatement of the Company (as amended by the Articles Supplementary, as amended, the “Charter”), as certified by the Secretary of the Company as of the date hereof;

viii.	the Company’s Amended and Restated Bylaws (the “Bylaws”) as certified by the Secretary of the Company as of the date hereof; and

ix.	resolutions of the Board of Directors of the Company adopted on December 12, 2012, and the pricing committee thereof adopted on January __, 2013, each as certified by the Secretary of the Company as of the date hereof (the “Resolutions”).

In addition to our examination of the documents referred to above, we also have examined originals or reproductions or certified copies of certain corporate records of the Company, and certificates of officers of the Company and of public officials. In these examinations and for purposes of the opinions expressed below, we have assumed (i) the authenticity of all documents submitted to us as originals, (ii) the conformity to the originals of all documents submitted as certified or photostatic copies and the authenticity of the originals of such documents, (iii) the due authorization, execution and delivery of all documents by all parties (except the Company), (iv) the validity, binding effect and enforceability of such documents, (v) the full legal capacity of all individuals signing documents, (vi) the genuineness of all signatures, and (vii) the conformity of the documents filed with the Commission via the Electronic Data Gathering and Retrieval System (“EDGAR”), except for required EDGAR formatting changes, to physical copies of the documents prepared by the Company and submitted for our examination.

As to factual matters, we have relied upon the accuracy of the representations and warranties made in the Underwriting Agreement, on certificates of officers of the Company and on certificates and oral advice of public officials.

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Based upon the foregoing and such other information and documents as we have considered necessary for the purposes hereof, and subject to the qualifications and limitations stated herein, we are of the opinion that:

1.          No filing with, notice to, or consent, waiver, approval, authorization, or order of any court or governmental agency or body or official is required to be made or obtained by the Company in connection with the execution and delivery of the Underwriting Agreement and the issuance of the Underwritten Shares, except for the registration of the Underwritten Shares under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required by the Financial Industry Regulatory Authority, the New York Stock Exchange and under applicable state securities laws (as to all of which we express no opinion) in connection with the purchase and distribution of the Underwritten Shares by the Underwriters, and such filings, consents, approvals, authorizations or consents the absence of which would not be expected to have a Material Adverse Effect.

2.           The Prospectus was filed with the Commission pursuant to Rule 424(b) under the Securities Act within the time period specified in such rule (without reference to Rule 424(b)(8)).

We have been advised by the staff of the Commission that the Registration Statement was declared effective under the Securities Act by the Commission on February 14, 2011. To our knowledge, no stop or other order suspending the effectiveness of the Registration Statement has been issued and not withdrawn and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act or under the securities laws of any jurisdiction.

We do not purport to express any opinion as to the effect of the laws of any jurisdiction other than the applicable Federal laws of the United States of America and the laws of the State of New York, and we assume no responsibility as to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction.

Whenever the phrase “to our knowledge” is used herein, it refers to the actual knowledge of the attorneys of this firm involved in the representation of the Company in this transaction without independent investigation.

This opinion is rendered to you solely in connection with the Underwriting Agreement and may not be used or relied upon by any other person or for any other purpose, nor may this opinion or any copies thereof be furnished to a third party, filed with a government agency, quoted, cited or otherwise referred to without our prior written consent. This opinion is limited to the matters stated herein and no opinion is implied or may be inferred beyond the matters expressly stated. This opinion is expressed as of the date hereof, and we do not assume any obligation to advise you of facts or circumstances that hereafter come to our attention, or of changes in law that hereafter occur, which could affect the views contained herein.

Very truly yours,

SVI-3

Hunton & Williams LLP
200 Park Avenue
New York, New York 10166-0005

Tel 212 • 309 • 1000
Fax 212 • 309 • 1100

File No: 64142.8

January __, 2013

MLV & Co. LLC

as Representative of the several Underwriters

c/o MLV & Co. LLC

1251 Avenue of the Americas

41st Floor

New York, NY 10020

CapLease, Inc.

Shares of 7.25% Series C Cumulative Redeemable Preferred Stock

Ladies and Gentlemen:

We have acted as special counsel to CapLease, Inc., a Maryland corporation (the “Company”), in connection with the issuance and sale by the Company to MLV & Co. LLC, as representative of the Underwriters (the “Underwriters”), pursuant to the Underwriting Agreement dated January __, 2013 (the “Underwriting Agreement”), between the Company and you of ________ shares (the “Underwritten Shares”) of 7.25% Series C Cumulative Redeemable Preferred Stock, $.01 par value per share, of the Company (the “Preferred Stock”).

This letter is furnished to you at the request of the Company pursuant to Section 6(a) of the Underwriting Agreement. Capitalized terms used in this letter and not otherwise defined herein shall have the meanings ascribed to such terms in the Underwriting Agreement.

We have participated in various conferences with officers of the Company, representatives of the independent registered public accountants for the Company and with representatives of the Underwriters and their counsel at which the contents of the Company’s Registration Statement on Form S-3 (Registration No. 333-171408) (the “Registration Statement”), as filed with the Securities and Exchange Commission (the “Commission”), the Disclosure Package and the Prospectus dated January __, 2013, as filed with the Commission on January __, 2013, pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the Underwritten Shares (the “Prospectus”), and related matters were discussed and reviewed. Because of the inherent limitations in the independent verification of factual matters, and the character of the determinations involved in the preparation of Registration Statements under the Securities Act, we are not passing upon and do not assume any responsibility for, and make no representation that we have independently verified, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Disclosure Package or the Prospectus (other than as specified in paragraph (b) of our tax opinion to you dated the date hereof).

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On the basis of the foregoing, we advise you that: (a) the Registration Statement, when it became effective and at the deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) under the Securities Act, and the Prospectus, as of its date and as of the date hereof (other than the financial statements and other related financial or statistical data contained or incorporated by reference in the Registration Statement, as to which we express no view) complied as to form in all materials respects with the applicable requirements of the Securities Act and the rules and regulations thereunder; and (b) the documents incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus, when filed with the Commission (other than the financial statements and other related financial or statistical data contained or incorporated by reference in the Registration Statement or the exhibits thereto, the Disclosure Package or the Prospectus, as to which we express no view), complied as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

Nothing has come to our attention which has caused us to believe that the Registration Statement, when it became effective or at the deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) under the Securities Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Disclosure Package, as of the Initial Sale Time, contained or the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that we express no view with respect to the financial statements and other related financial or statistical data contained or incorporated by reference in the Registration Statement or the exhibits thereto, the Disclosure Package or the Prospectus.

This letter is rendered to you solely in connection with the Underwriting Agreement and may not be used or relied upon by any other person or for any other purpose, nor may this letter or any copies thereof be furnished to a third party, filed with a government agency, quoted, cited or otherwise referred to without our prior written consent. This letter is limited to the matters stated herein and nothing is implied or may be inferred beyond the matters expressly stated. This letter is expressed as of the date hereof, and we do not assume any obligation to advise you of facts or circumstances that hereafter come to our attention, or of changes in law that hereafter occur, which could affect the views contained herein.

Very truly yours,

SVI-5

Hunton & Williams LLP Riverfront Plaza, East Tower 951 East Byrd Street Richmond, Virginia 23219-4074 Tel 804 • 788 • 8200 Fax 804 • 788 • 8218

January __, 2013

CapLease, Inc.

1065 Avenue of the Americas

New York, New York 10018

MLV & Co. LLC

As representative of the Underwriters

c/o MLV & Co. LLC

1251 Avenue of the Americas, 41st Floor

New York, New York 10020

CapLease, Inc.

Qualification as

Real Estate Investment Trust

Ladies and Gentlemen:

We have acted as U.S. federal income tax counsel to CapLease, Inc., a Maryland corporation (the “Company”), in connection with the preparation of a preliminary prospectus supplement, dated January __, 2013, and a prospectus supplement, dated January __, 2013 (together, the “Prospectus Supplement”), to a prospectus (the “Prospectus”) filed with the Securities and Exchange Commission on February 14, 2011 as part of a registration statement on Form S-3 (File No. 333-171408) (the “Registration Statement”), with respect to the offer and sale of ___________ shares of 7.25% Series C Cumulative Redeemable Preferred Stock. $0.01 par value per share, of the Company (the “Offering”). In connection with the Offering, the Company entered into the underwriting agreement, dated January __, 2013 (the “Underwriting Agreement”), between the Company and MLV & Co. LLC, as representative of the Underwriters. This opinion is being furnished to you at the request of the Company pursuant to Section 6(a) of the Underwriting Agreement.

SVI-6

The Company owns, through Caplease, LP (the “Operating Partnership”) and other subsidiaries, commercial real estate properties that are leased typically on a long-term basis to primarily single tenants, mortgage loans, commercial mortgage-backed securities, and other assets.

In giving this opinion letter, we have examined the following:

1.           the Company’s Articles of Amendment and Restatement, as duly filed with the Department of Assessments and Taxation of the State of Maryland on March 15, 2004, as amended and supplemented to date;

2.           the Company’s Bylaws;

3.           the Registration Statement and the related Prospectus and Prospectus Supplement;

4.           the first amended and restated limited partnership agreement of the Operating Partnership, dated June 13, 2006, as amended and supplemented to date;

5.           the TRS election for Caplease Services Corp. (“Caplease Services”); and

6.           such other documents as we have deemed necessary or appropriate for purposes of this opinion.

In connection with the opinions rendered below, we have assumed, with your consent, that:

1.           each of the documents referred to above has been duly authorized, executed, and delivered; is authentic, if an original, or is accurate, if a copy; and has not been amended;

2.           during its taxable year ending December 31, 2013, and future taxable years, the Company has operated and will operate in a manner that will make the representations contained in a certificate, dated the date hereof and executed by a duly appointed officer of the Company (the “Officer’s Certificate”), true for such years;

3.           the Company will not make any amendments to its organizational documents or the organizational documents of the Operating Partnership or Caplease Services after the date of this opinion that would affect its qualification as a real estate investment trust (a “REIT”) for any taxable year; and

4.           no action will be taken by the Company, the Operating Partnership or Caplease Services after the date hereof that would have the effect of altering the facts upon which the opinions set forth below are based.

In connection with the opinions rendered below, we also have relied upon the correctness of the factual representations contained in the Officer’s Certificate. No facts have come to our attention that would cause us to question the accuracy of such factual representations in a material way. Furthermore, where such representations involve terms defined in the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations thereunder (the “Regulations”), published rulings of the Internal Revenue Service (the “Service”), or other relevant authority, we have reviewed with the individuals making such representations the relevant provisions of the Code, the applicable Regulations and published administrative interpretations thereof.

SVI-7

Based on the documents and assumptions set forth above, the representations set forth in the Officer’s Certificate, and the discussions in the Prospectus under the caption “Federal Income Tax Consequences of Our Status as a REIT” and in the Prospectus Supplement under the caption “Supplemental Federal Income Tax Considerations” (which are incorporated herein by reference), we are of the opinion that:

(a)           the Company qualified to be taxed as a REIT pursuant to sections 856 through 860 of the Code for its taxable years ended December 31, 2004 through December 31, 2012, and the Company’s current organization and proposed method of operation will enable it to continue to qualify as a REIT for its taxable year ending December 31, 2013, and in the future; and

(b)           the statements in the Prospectus under the caption “Federal Income Tax Consequences of our Status as a REIT” and in the Prospectus Supplement under the caption “Supplemental Federal Income Tax Considerations,” insofar as such statements constitute a summary of the legal matters, proceedings, or documents referred to therein, constitute an accurate summary thereof in all material respects.

We will not review on a continuing basis the Company’s compliance with the documents or assumptions set forth above, or the representations set forth in the Officer’s Certificate. Accordingly, no assurance can be given that the actual results of the Company’s operations for any given taxable year will satisfy the requirements for qualification and taxation as a REIT.

The foregoing opinions are based on current provisions of the Code and the Regulations, published administrative interpretations thereof, and published court decisions. The Service has not issued Regulations or administrative interpretations with respect to various provisions of the Code relating to REIT qualification. No assurance can be given that the law will not change in a way that will prevent the Company from qualifying as a REIT.

The foregoing opinions are limited to the U.S. federal income tax matters addressed herein, and no other opinions are rendered with respect to other federal tax matters or to any issues arising under the tax laws of any other country, or any state or locality. We undertake no obligation to update the opinions expressed herein after the date of this letter. This opinion letter is solely for the information and use of the addressees, speaks only as of the date hereof, and may not be distributed, quoted in whole or in part or otherwise reproduced in any document, or filed with any governmental agency without our express written consent.

SVI-8

CIRCULAR 230 DISCLOSURE

TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE INTERNAL REVENUE SERVICE, WE INFORM YOU THAT (A) ANY UNITED STATES FEDERAL TAX ADVICE CONTAINED HEREIN (INCLUDING ANY ATTACHMENTS OR ENCLOSURES) WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING UNITED STATES FEDERAL TAX PENALTIES, (B) ANY SUCH ADVICE WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN AND (C) ANY TAXPAYER TO WHOM THE TRANSACTIONS OR MATTERS ARE BEING PROMOTED, MARKETED OR RECOMMENDED SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Very truly yours,

SVI-9

SCHEDULE VII

(i)          all of the outstanding shares of capital stock, partnership interests or membership interests, as applicable, of each Subsidiary identified on Schedule III as a “Designated Subsidiary” (each, a “Designated Subsidiary” and together the “Designated Subsidiaries”) have been duly authorized and validly issued and are fully paid and, with respect to shares of capital stock, limited partnership interests or membership interests, non-assessable (except to the to the extent such non-assessability may be affected by Section 17-607 of the Delaware Revised Uniform Limited Partnership Act or Section 18-607 of the Delaware Limited Liability Company Act), and, except as disclosed in the Disclosure Package and the Prospectus, all of the outstanding shares of capital stock, partnership interests or membership interests, as applicable, of the Designated Subsidiaries are directly or indirectly owned of record by the Company;

(ii)         except as disclosed in the Disclosure Package and the Prospectus, and to such counsel’s knowledge, there are no outstanding rights to subscribe for or purchase from the Company or any of the Designated Subsidiaries any capital stock, partnership interests, membership interests or other equity interests, as applicable, or any securities or obligations convertible or exchangeable for such interests;

(iii)        each of the Designated Subsidiaries has been duly incorporated or formed and is validly existing as a corporation, limited partnership or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation with the corporate, limited partnership or limited liability company power and authority to own its assets and to conduct its business as described in the Disclosure Package and the Prospectus;

(iv)        the Company, CLF OP General Partner, LLC, Caplease, LP and Caplease Debt Funding, LP are qualified to transact business and are in good standing in each jurisdiction set forth opposite their respective names on a schedule to counsel’s opinion letter;

(v)         the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under), any agreement filed as an exhibit to the Annual Report on Form 10-K filed by the Company for the year ended December 31, 2011 (the “Annual Report”) or any of the Current Reports on Form 8-K filed by the Company since January 1, 2012 (the “Current Reports”);

SVII-1

(vi)        to such counsel’s knowledge, there are no actions, suits or proceedings before any court or governmental or other regulatory authority or arbitrator pending or threatened in writing against the Company or any of the Designated Subsidiaries or any of their respective officers and directors (in such capacity) that are required to be disclosed in the Disclosure Package or the Prospectus but are not so disclosed; to such counsel’s knowledge, there are no decrees, judgments or orders that specifically name the Company or any Designated Subsidiary that are required to be disclosed in the Disclosure Package or the Prospectus but are not so disclosed or that could materially and adversely affect the ability of the Company to execute, deliver and perform this Agreement;

(vii)       to such counsel’s knowledge, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement, other than rights that have been waived, satisfied or which were not exercised after due notice thereof or that are inapplicable with respect to the offering contemplated by this Agreement;

(viii)      to such counsel’s knowledge, there are no contracts or documents of a character that are required to be filed as exhibits to the Registration Statement or are required to be described in the Disclosure Package or the Prospectus which have not been so filed or described, as required;

(ix)         the Company is not, and after giving effect to the application of the proceeds from the sale of the Shares as described in the Disclosure Package and the Prospectus, will not be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

In rendering such opinion, counsel may limit his opinions to the laws of the State of New York, the Delaware General Corporation Law, the Delaware Limited Liability Company Act and the Delaware Revised Uniform Limited Partnership Act, and may rely, as to factual matters, on certificates of public officials and other officers of the Company.

SVII-2

SCHEDULE VIII

January __, 2013

MLV & Co.

as Representative of the Underwriters

1251 Avenue of the Americas

41st Floor

New York, New York 10020

Re:          CapLease, Inc.

Ladies and Gentlemen:

We have served as Maryland counsel to CapLease, Inc., a Maryland corporation (the “Company”), in connection with certain matters of Maryland law arising out of the sale and issuance of _______________ shares of 7.25% Series C Cumulative Redeemable Preferred Stock, $.01 par value per share (the “Series C Preferred Stock”), of the Company (the “Shares”), pursuant to the Underwriting Agreement, dated January __, 2013 (the “Underwriting Agreement”), between the Company and MLV & Co. (the “Underwriter”). This firm did not participate in the negotiation or drafting of the Underwriting Agreement.

This opinion is being delivered to you pursuant to Section 6(c) of the Underwriting Agreement.

In connection with our representation of the Company, and as a basis for the opinion hereinafter set forth, we have examined originals, or copies certified or otherwise identified to our satisfaction, of the following documents (hereinafter collectively referred to as the “Documents”):

3.           The Registration Statement on Form S-3 (File No. 333-171408) of the Company, relating to the Shares, and all amendments thereto (collectively, the “Registration Statement”), filed with the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”);

4.           The Prospectus, dated February 14, 2011 (the “Base Prospectus”), as supplemented by a Preliminary Prospectus Supplement, dated January __, 2013 (the “Preliminary Prospectus Supplement”), and a Prospectus Supplement, dated January __, 2013 (the “Prospectus Supplement” and, together with the Base Prospectus and the Preliminary Prospectus Supplement, the “Prospectus”), filed with the Commission pursuant to Rule 424(b) of the General Rules and Regulations promulgated under the 1933 Act;

5.           The charter of the Company (the “Charter”), certified as of January __, 2013 by the State Department of Assessments and Taxation of Maryland (the “SDAT”);

SVIII-1

6.           The Amended and Restated Bylaws of the Company, as amended (the “Bylaws”), certified as of the date hereof by an officer of the Company;

7.           A certificate of the SDAT as to the good standing of the Company, dated as of a recent date;

8.           Resolutions adopted by the Board of Directors of the Company (the “Resolutions”) relating to, among other matters, (a) the sale and issuance of the Shares, (b) the issuance of shares of Common Stock, $.01 par value per share (the “Common Stock”), of the Company (the “Conversion Shares”) upon conversion of shares of Series C Preferred Stock and (c) the authorization of the execution, delivery and performance by the Company of the Underwriting Agreement, certified as of the date hereof by an officer of the Company;

9.           The Underwriting Agreement;

10.         A certificate executed by an officer of the Company, dated as of the date hereof; and

11.          Such other documents and matters as we have deemed necessary or appropriate to express the opinion set forth below, subject to the assumptions, limitations and qualifications stated herein.

In expressing the opinion set forth below, we have assumed the following:

1.           Each individual executing any of the Documents, whether on behalf of such individual or another person, is legally competent to do so.

2.           Each individual executing any of the Documents on behalf of a party (other than the Company) is duly authorized to do so.

3.           Each of the parties (other than the Company) executing any of the Documents has duly and validly executed and delivered each of the Documents to which such party is a signatory, and such party’s obligations set forth therein are legal, valid and binding and are enforceable in accordance with all stated terms.

4.           All Documents submitted to us as originals are authentic. The form and content of all Documents submitted to us as unexecuted drafts do not differ in any respect relevant to this opinion from the form and content of such Documents as executed and delivered. All Documents submitted to us as certified or photostatic copies conform to the original documents. All signatures on all Documents are genuine. All public records reviewed or relied upon by us or on our behalf are true and complete. All representations, warranties, statements and information contained in the Documents are true and complete. There has been no oral or written modification of or amendment to any of the Documents, and there has been no waiver of any provision of any of the Documents, by action or omission of the parties or otherwise.

SVIII-2

5.           The Shares and the Conversion Shares will not be issued or transferred in violation of the restrictions on transfer and ownership of shares of stock of the Company set forth in Article VII of the Charter.

6.           Upon the issuance of any of the Conversion Shares, the total number of shares of Common Stock issued and outstanding will not exceed the total number of shares of Common Stock that the Company is then authorized to issue under the Charter.

The phrase “known to us” is limited to the actual knowledge, without independent inquiry, of the lawyers at our firm who have performed legal services in connection with the issuance of this opinion.

Based upon the foregoing, and subject to the assumptions, limitations and qualifications stated herein, it is our opinion that:

1.           The Company is a corporation duly incorporated and existing under and by virtue of the laws of the State of Maryland and in good standing with the SDAT.

2.           The Company has the requisite corporate power to own its assets and to conduct its businesses as described in the Prospectus under the caption “Summary” and to execute and deliver the Underwriting Agreement and perform its obligations thereunder.

3.           The authorized stock of the Company is as set forth under the caption “Description of the Series C Preferred Stock—General” in the Prospectus.

4.           The Shares have been duly authorized for issuance and, when issued and delivered by the Company pursuant to the Underwriting Agreement, the Charter and the Resolutions in exchange for the consideration recited in the Underwriting Agreement, will be validly issued, fully paid and nonassessable.

5.           The Conversion Shares have been duly authorized for issuance by the Company and, when issued upon conversion of the Shares in accordance with the terms of the Charter and the Resolutions, will be validly issued, fully paid and nonassessable.

6.           No holder of outstanding shares of Common Stock or Series C Preferred Stock has any statutory preemptive rights under the Maryland General Corporation Law or any similar right under the Charter or Bylaws to subscribe for the Shares or the Conversion Shares.

7.           The Underwriting Agreement has been duly authorized by all necessary corporate action and has been duly executed and, so far as is known to us, delivered on behalf of the Company.

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8.           The Series C Preferred Stock conforms as to legal matters in all material respects to the description thereof set forth in the Prospectus under the caption “Description of the Series C Preferred Stock”; and the statements under the captions “Certain Provisions of Maryland Law and of Our Charter and Bylaws” and “Restrictions on Ownership” in the Prospectus and under Item 15 of the Registration Statement, insofar as such statements constitute a summary of the Charter or Bylaws or of Maryland law, constitute accurate summaries thereof in all material respects.

9.           The execution and delivery of the Underwriting Agreement by the Company and the issuance of the Shares in accordance with the terms of the Underwriting Agreement will not violate the Charter or Bylaws or the Maryland General Corporation Law.

10.         No filing with, notice to, or consent, waiver, approval, authorization or order of any court or governmental agency or body or official of the State of Maryland is required to be made or obtained by the Company in connection with the execution and delivery of the Underwriting Agreement and the issuance of the Shares, except as may be required under the securities laws of the State of Maryland (as to which we express no opinion) and except such as have been obtained or made.

The foregoing opinion is limited to the substantive laws of the State of Maryland and we do not express any opinion herein concerning any other law. We express no opinion as to the applicability or effect of federal or state securities laws, including the securities laws of the State of Maryland, or as to federal or state laws regarding fraudulent transfers. We note that the Underwriting Agreement provides that it shall be governed by the laws of the State of New York. To the extent that any matter as to which our opinion is expressed herein would be governed by the laws of any jurisdiction other than the State of Maryland, we do not express any opinion on such matter. Our opinion expressed in paragraph 10 above is based upon our consideration of only those filings with, notices to, or consents, waivers, approvals, authorizations or orders of courts or governmental agencies or bodies or officials of the State of Maryland, if any, which, in our experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement. The opinion expressed herein is subject to the effect of any judicial decision which may permit the introduction of parol evidence to modify the terms or the interpretation of agreements.

The opinion expressed herein is limited to the matters specifically set forth herein and no other opinion shall be inferred beyond the matters expressly stated. We assume no obligation to supplement this opinion if any applicable law changes after the date hereof or if we become aware of any fact that might change the opinion expressed herein after the date hereof.

This opinion is being furnished to you solely for your benefit. Accordingly, it may not be relied upon by, quoted in any manner to, or delivered to any other person or entity (other than Hunton & Williams LLP, counsel to the Company, and DLA Piper LLP (US), counsel to the Underwriter, in connection with opinions to be issued by them on the date hereof relating to the Shares) without, in each instance, our prior written consent.

Very truly yours,

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Table of Contents

Sale and Purchase	3
Payment and Delivery	4
Representations and Warranties of the Company	4
Certain Covenants	19
Payment of Expenses	23
Conditions of the Underwriters’ Obligations	23
Termination	26
Indemnity and Contribution by the Company and the Underwriters	26
Survival	30
Notices	30
Governing Law; Headings	30
Duties	31
Parties at Interest	31
Counterparts and Facsimile Signatures	31
U.S.A. Patriot Act Notification	31